UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08191

Name of Fund: Bullfinch Fund, Inc.

Fund Address:	3909 Rush Mendon Road
Mendon, New York 14506

Name and address of agent for service: Christopher Carosa, President,

                Bullfinch Fund, Inc., 3909 Rush Mendon Road,

                Mendon, New York 14506

                Mailing address: 3909 Rush Mendon Road

                Mendon, New York 14506

Registrant’s telephone number, including area code: (585) 624-3150

Date of fiscal year end: 10/31/16

Date of reporting period: 11/01/16 - 04/30/17

Item 1 - Attach shareholder report

BULLFINCH FUND, INC.

3909 Rush Mendon Road

Mendon, New York 14506

(585) 624-3150

1-888-BULLFINCH

(1-888-285-5346)

3909 Rush Mendon Road

Mendon, New York 14506

(585) 624-3150

1-888-BULLFINCH

(1-888-285-5346)

Unrestricted Series

Greater Western New York Series

Semi-Annual Report

April 30, 2017

(Unaudited)

Management’s Discussion of Fund Performance

June 26, 2017

Dear Fellow Shareholders:

We are very proud to present the April 2017 Semi-Annual Report of Bullfinch Fund, Inc. This report contains the unaudited financial statements for both the Unrestricted Series and the Greater Western New York Series.

The close of our last fiscal year (October 31, 2016) coincided closely with the presidential election, and the market has become more bifurcated. Growth stocks have accelerated while value stocks have tailed back. At the same time, small cap stocks have lagged large cap stocks. While this is reflected in what you’re seeing in the indices, what’s really telling is the breakdown of the Lipper averages. In the first quarter of this year, the large cap growth sector outperformed small cap value by roughly 8%, with the latter barely ending the quarter in positive territory.

Ironically, this “split-personality” market has created buying opportunities for the first time in some time, even while the market index reaches new highs. Economic confidence, though mixed, appears to be growing, despite the sluggishness in Washington regarding the promotion of the new administration’s economic and tax agenda (the reason many cite for this increased confidence).

In terms of individual stock performance, the Unrestricted Series was led by RetailMeNot, Fred’s, Universal Corp, and Bristol-Myers-Squibb, all up by more than 30%. In all, for the period, nearly two-thirds of the stocks in our portfolio exceeded double-digit performance and only five of them suffered negative returns. Underperforming companies included Mattel, Zumiez, and Xperi Corp.

In the Greater Western New York Series, Integer Holdings Corp, Southwest Airlines, Computer Task Group, Columbus McKinnon, and Ultralife, led the pack with returns in excess of 30% each. In addition, 19 other stocks were up more than double digits. Unfortunately, eight stocks had negative returns, including three that were down more than 20% (Frontier Communications, Manning & Napier, and Mattel). In all, the Greater Western New York Series has experienced a total return that you might expect from a fund with many small cap stocks in it.

We wish to thank our shareholders for expressing their confidence in us and wish you continued good fortune.

Best Regards,

Bullfinch Fund, Inc.

Christopher Carosa, CTFA

President

BULLFINCH FUND INC.

PERFORMANCE SUMMARY

The graph below represents the changes in value for an initial $10,000 investment in the BULLFINCH Fund from 7/1/06 to 4/30/17. These changes are then compared to a $10,000 investment in the Value Line Geometric Index. The Value LINE Geometric Index (VLG) is an unmanaged index of between 1,600 and 1,700 stocks. Value Line states “The VLG was intended to provide a rough approximation of how the median stock in the Value Line Universe performed. The VLG also has appeal to institutional investors as a proxy for the so-called ‘multi-cap’ market because it includes large cap, mid cap and small cap stocks alike.” The Fund feels it is an appropriate benchmark because the Fund’s portfolios are multi-cap portfolios. The Fund’s returns include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

Annualized Returns Ending 4/30/2017	Bullfinch Fund Inc. Unrestricted Series	Value Line Geometric Index

One – Year	+11.83%	+13.81%
Five – Year	+11.39%	+7.57%
Ten – Year	+6.80%	+1.06%

Annualized Returns Ending	Bullfinch Fund Inc.	Value Line
4/30/2017	Greater WNY Series	Geometric Index

One – Year	+3.78%	-13.81%
Five – Year	+9.43%	+7.57%
Ten – Year	+6.21%	+1.06%

UNRESTRICTED SERIES

(A Series Within Bullfinch Fund, Inc.)

FINANCIAL STATEMENTS AS OF

April 30, 2017

(UNAUDITED)

The accompanying notes are an integral part of these statements

UNRESTRICTED SERIES

(A SERIES WITHIN BULLFINCH FUND, INC.)

STATEMENT OF ASSETS AND LIABILITIES

APRIL 30, 2017 (UNAUDITED)

ASSETS

Investments in Securities, at Fair Value, Identified Cost of $4,820,786	$7,642,064

Cash and Cash Equivalents	1,692,053

Accrued Interest and Dividends	10,012

Prepaid Expenses	4,781

Total Assets	$9,348,910

LIABILITIES AND NET ASSETS

LIABILITIES

Accrued Expenses	$5,869

Due to Investment Adviser	7,725

NET ASSETS

Net Assets (Equivalent to $ 20.35 per share based on 458,662.454 shares of stock outstanding)	9,335,316

Total Liabilities and Net Assets	$9,348,910

COMPOSITION OF NET ASSETS

Shares of Common Stock - Par Value $.01; 458,662.454 Shares Outstanding	$6,725,656

Accumulated Net Investment Loss & Realized Loss from Securities Transactions	(211,618)

Net Unrealized Appreciation on Investments	2,821,278

Net Assets at April 30, 2017	$9,335,316

The accompanying notes are an integral part of these statements

UNRESTRICTED SERIES(A SERIES WITHIN BULLFINCH FUND, INC.)

SCHEDULE OF INVESTMENTS IN SECURITIES

APRIL 30, 2017 (UNAUDITED)

	Historical
	Shares	Cost	Value

Level 1 – Common Stocks – 81.87%

* ASTERISK DENOTES A NON INCOME PRODUCING SECURITY

Computers – Software – 16.27%
Adobe Systems Inc.*	3,250	84,678	434,655
Microsoft Corp.	6,200	151,626	424,452
Oracle Corp.	5,500	56,122	247,280
Synopsis, Inc. *	5,600	115,460	412,720
		407,886	1,519,107

Medical Products and Supplies - 9.94%
Bristol-Myers Squibb	5,450	266,295	305,472
Edwards Lifesciences*	2,750	108,269	301,593
Johnson & Johnson	2,400	136,714	296,328
Medtronic Inc.	300	22,701	24,927
		533,979	928,320

Retail - General - 6.66%
Fred’s Inc. Class A	18,200	182,669	267,904
RetailMeNot Inc.*	30,500	276,559	353,800
		459,228	621,704

Semiconductors - 4.64%
Intel Corporation	5,000	85,564	180,750
Xperi Corporation	7,500	165,852	252,000
		251,416	432,750

Retail – Specialty – 4.01%
Fastenal Co.	4,800	83,684	214,464
Zumiez Inc.*	8,900	193,235	159,755
		276,919	374,219

Computers - Networking - 3.91%
Cisco Systems, Inc.	10,700	160,238	364,549

Telecommunications – 3.69%
AT&T Corporation	4,400	158,437	174,372
Verizon Communications	3,700	180,520	169,867
		338,957	344,239

Electrical Equipment – 3.53%
Corning Inc.	7,300	66,773	210,605
General Electric Co.	4,100	77,607	118,859
		144,380	329,464

	Historical
	Shares	Cost	Value

Level 1 – Common Stocks – 81.87%

Insurance - 3.41%
Gallagher Arthur J & Co.	5,700	138,298	318,117

Building & Related – 3.12%
Toll Brothers Inc.	8,100	274,638	291,519

Commercial Services – 3.02%
Paychex, Inc.	4,750	130,495	281,580

Leisure & Recreational – 2.94%
Mattel Inc.	12,250	287,490	274,645

Consumer – Electronics – 2.72%
Canon Inc.	7,650	260,879	254,057

Pharmaceuticals – 2.52%
Mylan Inc.*	6,300	363,525	235,305

Tobacco Products – 2.52%
Universal Corp. VA	3,200	120,756	235,040

Oil & Related – 2.41%
Total SA ADR	4,400	227,558	225,148

Biotech – 2.19%
Meridian Bioscience, Inc.	13,800	249,015	204,240

Aerospace – 1.70%
AAR Corporation	4,400 83,	191 158,	356

Electronics Components – 1.53%
TE Connectivity Ltd.	1,850	50,371	143,134

Industrial Services – 1.14%
Expeditors Int’l Washington	1,900	61,567	106,571

Total Investments in Securities		4,820,786	7,642,064

Level 1 – Cash & Equivalents - 18.13%

Schwab Gov’t Money Fund - 18.13%		1,692,053	1,692,053
Sweep Shares 7 Day Yield .16%

Total Invested Assets		$6,512,839	$9,334,117

The accompanying notes are an integral part of these statements

UNRESTRICTED SERIES

(A SERIES WITHIN BULLFINCH FUND, INC.)

SCHEDULE OF INVESTMENTS IN SECURITIES

APRIL 30, 2017 (UNAUDITED)

Table of Industries

Industry	Market Value	Percent

Aerospace	$158,356	1.70%
Biotech	$204,240	2.19%
Building & Related $ 291,519 3.12%
Commercial Services	$281,580	3.02%
Computers – Networking	$364,549	3.91%
Computers – Software	$1,519,107	16.27%
Consumer –Electronics $ 254,057 2.72%
Electrical Equipment	$329,464	3.53%
Electronics Components	$143,134	1.53%
Industrial Services	$106,571	1.14%
Insurance	$318,117	3.41%
Leisure & Recreational $ 274,645 2.94%
Medical Products & Supplies	$928,320	9.94%
Oil & Related $ 225,148 2.41%
Pharmaceuticals	$235,305	2.52%
Retail – General	$621,704	6.66%
Retail – Specialty	$374,219	4.01%
Semiconductors	$432,750	4.64%
Telecommunications $ 344,239 3.69%
Tobacco Products	$235,040	2.52%
Total Equities	$7,642,064	81.87%

Cash & Equivalents (7 day yield .16%)	$1,692,053	18.13%

Total Invested Assets	$9,334,117	100.00%

The accompanying notes are an integral part of these statements

UNRESTRICTED SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

STATEMENTS OF OPERATIONS

FOR THE 6 MONTHS ENDED APRIL 30, 2017 (UNAUDITED)

INVESTMENT INCOME:
Dividends & Interest Income	$60,350

FEES AND EXPENSES:
Investment Adviser Fees	45,742
Legal and Professional	5,869
Director’s Fees	1,050
D&O/E&O	4,211
Fidelity Bond	939
State IncomeTaxes	155
Foreign Taxes	2,183
Telephone	0
Registration Fees	2,710
Custodian Fees	4,542
Travel	0
Dues and Subscriptions	1,770
Total Fees and Expenses	69,171
Net investment loss	(8,821)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Realized gain from securities transactions	217,228
Unrealized appreciation during the period	535,704
Net gain on investments	752,932
CHANGE IN NET ASSETS FROM OPERATIONS	$744,111

UNRESTRICTED SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	April 30, 2017*	October 31, 2016

CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(8,821)	$13,894
Net realized gain from securities transactions	217,228	625,476
Net change in unrealized appreciation (depreciation) of investments	535,704	(33,427)
Change in net assets from operations	744,111	605,943
DISTRIBUTIONS TO SHAREHOLDERS:
Distribution of ordinary income	(13,862)	(14,067)
Distribution of capital gains	(676,498)	(707,089)
Reinvested dividend distributions	690,360	721,156
CAPITAL SHARE TRANSACTIONS:
Sales	86,965	670,510
Redemptions	(73,897)	(331,114)
Net Capital Share Transactions	13,068	339,396
TOTAL INCREASE IN NET ASSETS	757,179	945,339

NET ASSETS:
Beginning of period	8,578,137	7,632,798
End of period	$9,335,316	$8,578,137

*Unaudited

The accompanying notes are an integral part of these statements

UNRESTRICTED SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

FINANCIAL HIGHLIGHTS

(PER SHARE DATA FOR A SHARE OUTSTANDING)

	Six Months Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	April 30, 2017*	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012

NET ASSET VALUE, beginning of period	$20.29	$20.75	$20.42	$18.46	$15.35	$14.62

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)	(0.02)	0.03	0.04	(0.01)	0.05	(0.02)
Net gain on securities both realized and unrealized	1.71	1.47	1.34	2.74	3.57	0.76
Total from investment operations	1.69	1.50	1.38	2.73	3.62	0.74

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distribution of ordinary income	(0.03)	(0.04)	0.00	(0.05)	(0.06)	(0.01)
Distribution of capital gains	(1.60)	(1.92)	(1.05)	(0.72)	(0.45)	0.00
Total Stock Dividend Distributions	(1.63)	(1.96)	(1.05)	(0.77)	(0.51)	(0.01)

NET ASSET VALUE, end of period	$20.35	$20.29	$20.75	$20.42	$18.46	$15.35

NET ASSETS, end of period	$9,335,316	$8,578,137	$7,632,798	$7,127,458	$6,287,193	$4,921,128

*Unaudited

UNRESTRICTED SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

FINANCIAL HIGHLIGHTS

(RATIOS AND SUPPLEMENTAL DATA)

	Six Months Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	April 30, 2017*		October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012

RATIO OF EXPENSES TO AVERAGE
NET ASSETS**	0.77	%***	1.50%	1.48%	1.51%	1.63%	1.73%

RATIO OF NET INVESTMENT INCOME TO
AVERAGE NET ASSETS**	(0.10	)%***	0.17%	0.19%	(0.05)%	0.29%	(0.14)%

PORTFOLIO TURNOVER RATE**	3.03	%***	1.95%	10.55%	11.74%	6.54%	7.23%

TOTAL RETURN	11.83%		7.62%	6.83%	15.02%	24.20%	5.06%

*Unaudited

**Per share amounts calculated using the average shares method

*** The ratios presented were calculated using operating data for the six-month period from November 1, 2016 to April 30, 2017.

The accompanying notes are an integral part of these statements

UNRESTRICTED SERIES

(A SERIES WITHIN BULLFINCH FUND, INC.)

NOTES TO FINANCIAL STATEMENTS

APRIL 30, 2017 (UNAUDITED)

NOTE A - SCOPE OF BUSINESS

The Unrestricted Series (the “Series”) is a series within the Bullfinch Fund, Inc. (the “Fund”), which was organized as a Maryland corporation registered under the Investment Company Act of 1940 as an open-ended non-diversified management investment company. The Fund offers two series of common stock. In addition to the Unrestricted Series, the Fund also offers the Greater Western New York Series.

The investment objective of the Series is to seek conservative long-term growth in capital. The Adviser seeks to achieve this objective by using an asset mix consisting primarily of exchange listed securities and over-the-counter common stocks as well as U.S. Government securities maturing within five years.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Series in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States (“GAAP”). The Series follows the investment company accounting and reporting guidance of the Financial Accounting Standard Board Accounting Standard Codification 946, Financial Services – Investment Companies.

Fair Value Measurements – ASC 820-10 establishes a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The standard describes three levels of inputs that may be used to measure fair value:

Level 1: Quoted prices (unadjusted) for identical assets or liabilities in active markets that the entity has the ability to access as of the measurement date.

Level 2: Significant other observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.

Level 3: Significant unobservable inputs that reflect a reporting entity’s own assumptions about the assumptions that market participants would use in pricing an asset or liability.

The following is a description of the valuation methodologies used for assets measured at fair value:

Cash & Equivalents- Cash consists of amounts deposited in money market accounts or treasury bills and is not federally insured. The Series has not experienced any losses on such amounts and believes it is not exposed to any significant credit risk on cash.

Security Valuation - The Series records its investments at fair value and is in compliance with FASB ASC 820-10-50. Securities traded on national securities exchanges or the NASDAQ National Market System are valued daily at the closing prices of the securities on those exchanges and securities traded on over-the-counter markets are valued daily at the closing bid prices. Short-term and money market securities are valued at amortized cost, which approximates market value.

The accompanying notes are an integral part of these statements

ASSETS AT FAIR VALUE AS OF:

4/30/17 LEVEL 1
COMMON STOCKS	$7,642,064
CASH & EQUIVALENTS	$1,692,053
TOTAL INVESTED ASSETS	$9,334,117

In cases where market prices are unreliable or not readily available, for example, when trading on securities are halted as permitted by the SEC or when there is no trading volume on an Over-the-Counter security held by the Fund, the Fund relies on fair value pricing provided by the Adviser. In performing its fair value pricing, the Adviser acts under the ultimate supervision of, and follows, the policies of the Board of Directors. The Board of Directors retains the right to determine its own fair value price should it have reason to believe the price provided by the Adviser does not reflect fair value. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset value per share.

Series Allocations - Common expenses of the Fund are evenly split between the two series of the Fund unless the Board of Directors approves an alternative allocation of expenses based on management’s estimate.

Income Taxes - It is the policy of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. In addition, the Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

Management has reviewed all open tax years and major tax jurisdictions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed or expected to be taken on a tax return. The tax returns of the Series for the prior three years are open for examination.

Distributions to Shareholders - Distributions to shareholders are recorded on the ex-dividend date. The Series made a distribution of its ordinary income of $14,067 to its shareholders on December 29, 2015, in the form of stock dividends equal to 722.839 shares of stock. The Series made a distribution of its capital gains of $707,089 to its shareholders on December 29, 2015, in the form of stock dividends equal to 36,335.515 shares of stock. The Series made a distribution of its ordinary income of $13,862 to its shareholders on December 29, 2016, in the form of stock dividends equal to 707.261 shares of stock. The Series made a distribution of its capital gains of $676,498 to its shareholders on December 29, 2016, in the form of stock dividends equal to 34,515.213 shares of stock.

Other - The Series follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains and losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date.

The accompanying notes are an integral part of these statements

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results can differ from those estimates.

Subsequent Events - In accordance with GAAP, the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of these financial statements.

NOTE C – INVESTMENTS

For the six months ended April 30, 2017, the Series purchased $1,010,062 of common stock. During the same period, the Series sold $272,022 of common stock.

At April 30, 2017, the gross unrealized appreciation for all securities totaled $3,079,488 and the gross unrealized depreciation for all securities totaled $258,210 or a net unrealized appreciation of $2,821,278. The aggregate cost of securities for federal income tax purposes at April 30, 2017 was $4,820,786.

NOTE D – RELATED PARTY TRANSACTIONS

Carosa Stanton Asset Management, LLC serves as investment adviser to the Fund pursuant to an investment adviser agreement which was approved by the Fund’s board of directors. Carosa Stanton Asset Management, LLC is a Registered Investment Adviser under the Investment Advisers Act of 1940. The Investment adviser agreement provides that Carosa Stanton Asset Management, LLC, subject to the supervision and approval of the Fund’s board of directors, is responsible for the day-to-day management of the Fund’s portfolio, which includes selecting investments and handling its business affairs.

The accompanying notes are an integral part of these statements

As compensation for its services to the Fund, the investment adviser receives monthly compensation at an annual rate of 1.25% on the first $1 million of daily average net assets and 1% on that portion of the daily average net assets in excess of $1 million. These fees are reduced by any sub-transfer agent fees incurred by the Fund.

Carosa Stanton Asset Management, LLC has agreed as part of its contract to forego sufficient investment adviser fees to limit total expenses of the Fund to 2% of the first $10 million in average assets and 1.5% of the next $20 million in average assets.

During the six months ended April 30, 2017, the Fund paid investment adviser fees of $45,742.

As of April 30, 2017, the Fund had $7,725 included in accrued liabilities, as owed to Carosa Stanton Asset Management, LLC.

Certain officers of the Fund are also officers of Carosa Stanton Asset Management.

NOTE E – REMUNERATION OF DIRECTORS

The Directors are paid a fee of $50 per meeting. They may be reimbursed for travel expenses.

NOTE F – COMMITMENTS AND CONTINGENCIES

The Series indemnifies the Fund’s officers and the Board of Directors for certain liabilities that might arise from their performance of their duties to the Series. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on its experience, the Fund expects the risk of loss to be remote.

The accompanying notes are an integral part of these statements

NOTE G - CAPITAL SHARE TRANSACTIONS

The Fund has authorized 10,000,000 shares of common stock at $0.01 par value per share. These shares are issued under either of the two series of the Fund. Each share has equal dividend, distribution and liquidation rights. Transactions in capital stock of the Series were as follows:

	Shares	Amount

Balance at October 31, 2015	367,912.112	$4,961,676

Shares sold during 2016	34,807.058	$670,510
Shares redeemed during 2016	(16,934.829)	(331,114)
Reinvestment of Distributions, December 29, 2015	37,058.354	721,156
Balance at October 31, 2016	422,842.695	$6,022,228
Shares sold during six months ended April 30, 2017	4,341.201	$86,965
Shares redeemed during six months ended April 30, 2017	(3,743.916)	(73,897)
Reinvestment of Distributions, December 29, 2016	35,222.474	690,360
Balance at April 30, 2017	458,662.454	$6,725,656

The accompanying notes are an integral part of these statements

GREATER WESTERN NEW YORK SERIES

(A Series Within Bullfinch Fund, Inc.)

FINANCIAL STATEMENTS AS OF

APRIL 30, 2017

(UNAUDITED)

The accompanying notes are an integral part of these statements

GREATER WESTERN NEW YORK SERIES

(A SERIES WITHIN BULLFINCH FUND, INC.)

STATEMENT OF ASSETS AND LIABILITIES

APRIL 30, 2017 (UNAUDITED)

ASSETS

Investments in Securities, at Fair Value, Identified Cost of $ 814,490	$1,580,347

Cash and Cash Equivalents	300,197

Accrued Interest and Dividends	1,958

Prepaid Expenses	776

Total Assets	$1,883,278

LIABILITIES AND NET ASSETS

LIABILITIES

Accrued Expenses	$652

Due to Investment Adviser	1,734

NET ASSETS

Net Assets (Equivalent to $21.52 per share based on 87,417.651 shares of stock outstanding)	1,880,892

Total Liabilities and Net Assets	$1,883,278

COMPOSITION OF NET ASSETS

Shares of Common Stock - Par Value $.01; 87,417.651 Shares Outstanding	$1,171,864

Accumulated Net Investment Loss & Realized Loss from Securities Transactions	(56,829)

Net Unrealized Appreciation on Investments	765,857

Net assets at April 30, 2017	$1,880,892

The accompanying notes are an integral part of these statements

GREATER WESTERN NEW YORK SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

SCHEDULE OF INVESTMENTS IN SECURITIES

APRIL 30, 2017 (UNAUDITED)

	Historical
	Shares	Cost	Value

Level 1 – Common Stocks – 84.04%
* ASTERISK DENOTES A NON INCOME PRODUCING SECURITY

Electrical Equipment – 10.70%
Corning, Inc.	2,200	26,502	63,470
General Electric Co.	1,450	35,248	42,035
Ultralife Corporation*	17,400	65,037	95,700
		126,787	201,205
Aerospace - 7.92%
Harris Corporation	500	24,989	55,945
Moog, Inc. Class A*	637	15,976	43,730
Northrop Grumman	200	2,294	49,192
		43,259	148,867
Medical Products & Supplies - 7.72%
Bristol-Myers Squibb Co.	1,150	29,276	64,457
Integer Holdings Corp.*	850	17,417	31,238
Johnson & Johnson	400	22,617	49,388
		69,310	145,083
Banking & Finance – 7.53%
Community Bank System	1,200	23,452	67,140
M &T Bank Corp.	300	29,839	46,623
Manning & Napier Inc.	4,800	31,164	27,840
		84,455	141,603
Electronics Components - 5.15%
Astronics Corp.*	1,491	3,025	48,472
IEC Electronics Corp.*	4,518	6,984	17,440
TE Connectivity Ltd	400	10,904	30,948
		20,913	96,860
Telecommunications – 4.75%
AT&T Corp.	950	33,705	37,648
Frontier Communications	10,400	44,495	19,552
Verizon Communications	700	34,210	32,137
		112,410	89,337
Steel - 4.17%
Gibraltar Industries Inc.*	2,000	25,111	78,500

Utilities - Natural Resources - 3.68%
National Fuel Gas Co.	1,250	50,833	69,225

Foods & Beverages - 3.67%
Constellation Brands Inc.	400	2,509	69,016

Leisure & Recreational – 3.58%
Mattel Inc.	3,000	70,144	67,260

Commercial Services - 3.32%
Conduent*	280	5,074	4,567
Paychex, Inc.	975	25,852	57,798
		30,926	62,365

	Historical
	Shares	Cost	Value

Level 1 – Common Stocks – 84.04%

Railroads - 3.24%
Genesee & Wyoming Class A*	900	2,522	60,984

Airlines - 3.14%
Southwest Airlines Co.	1,050	19,813	59,031

Automotive – 2.90%
Monro Muffler Brake Inc.	1,050	12,443	54,442

Real Estate & Related - 2.50%
Life Storage Inc.	600	22,199	47,034

Computers - Software - 2.15%
Oracle Corporation	900	12,070	40,464

Retail - Specialty – 1.90%
Fastenal Co.	800	13,954	35,744

Computers - Services - 1.89%
Computer Task Group Inc.*	6,000	33,877	35,580

Metal Fabrication & Hardware – 1.64%
Graham Corporation	1,400	15,140	30,898

Environmental Services – 1.13%
Ecology & Environment	2,000	25,398	21,251

Instruments - 0.63%
Taylor Devices*	877 4,	394	11,899

Office Equipment - 0.54%
Xerox Corporation	1,400	12,742	10,066

Machinery - 0.14%
Columbus McKinnon Corp.	100	2,344	2,613

Industrial Materials - 0.05%
Servotronics, Inc.	100	937	1,020

Total Investments in Securities		814,490	1,580,347

Level 1 – Cash & Equivalents - 15.96%
Schwab Gov’t Money Fund -15.96%		300, 197	300,197
Sweep Shares 7 Day Yield .16%

Total Invested Assets		$1,114,687	$1,880,544

The accompanying notes are an integral part of these statements

GREATER WESTERN NEW YORK SERIES

(A SERIES WITHIN BULLFINCH FUND, INC.)

SCHEDULE OF INVESTMENTS IN SECURITIES

APRIL 30, 2017 (UNAUDITED)

Table of Industries

Industry	Market Value	Percent

Aerospace	$148,867	7.92%
Airlines	$59,031	3.14%
Automotive	$54,442	2.90%
Banking & Finance	$141,603	7.53%
Commercial Services	$62,365	3.32%
Computers – Services	$35,580	1.89%
Computers – Software	$40,464	2.15%
Electrical Equipment	$201,205	10.70%
Electronics Components	$96,860	5.15%
Environmental Services	$21,251	1.13%
Foods & Beverages	$69,016	3.67%
Industrial Materials	$1,020	0.05%
Instruments	$11,899	0.63%
Leisure & Recreational	$67,260	3.58%
Machinery	$2,613	0.14%
Medical Products & Supplies	$145,083	7.72%
Metal Fabrication & Hardware	$30,898	1.64%
Office Equipment	$10,066	0.54%
Railroads	$60,984	3.24%
Real Estate & Related	$47,034	2.50%
Retail – Specialty	$35,744	1.90%
Steel	$78,500	4.17%
Telecommunications	$89,337	4.75%
Utilities – Natural Resources	$69,225	3.68%
Total Equities	$1,580,347	84.04%

Cash & Equivalents (7 day yield .16%)	$300,197	15.96%

Total Invested Assets	$1,880,544	100.00%

The accompanying notes are an integral part of these statements

GREATER WESTERN NEW YORK SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

STATEMENTS OF OPERATIONS

FOR THE 6 MONTHS ENDED APRIL 30, 2017 (UNAUDITED)

INVESTMENT INCOME:
Dividends & Interest Income	$8,267

FEES AND EXPENSES:
Investment Adviser Fees	10,493
Legal and Professional	652
Director’s Fees	1,050
D&O/E&O	468
Fidelity Bond	104
State IncomeTaxes	(2,570)
Telephone	0
Registration Fees	0
Custodian Fees	1,375
Travel	0
Dues and Subscriptions	970
Total Fees and Expenses	12,542
Net investment loss	(4,275)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Realized gain from securities transactions	81,862
Unrealized appreciation during the period	49,716
Net gain on investments	131,578
CHANGE IN NET ASSETS FROM OPERATIONS	$127,303

GREATER WESTERN NEW YORK SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	April 30, 2017*	October 31, 2016
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(4,275)	$(809)
Net realized gain (loss) from securities transactions	81,862	(1,629)
Net change in unrealized appreciation (depreciation) of investments	49,716	(21,724)
Change in net assets from operations	127,303	(24,162)

DISTRIBUTIONS TO SHAREHOLDERS:
Distribution of ordinary income	0	(5,115)
Distribution of capital gains	(28,776)	(6,100)
Reinvested dividend distributions	28,776	11,215

CAPITAL SHARE TRANSACTIONS:
Sales	32,331	61,728
Redemptions	(15,283)	(79,828)
Net Capital Share Transactions	17,048	(18,100)

TOTAL INCREASE (DECREASE) IN NET ASSETS	144,351	(42,262)

NET ASSETS:
Beginning of period	1,736,541	1,778,803
End of period	$1,880,892	$1,736,541

*Unaudited

The accompanying notes are an integral part of these statements

GREATER WESTERN NEW YORK SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

FINANCIAL HIGHLIGHTS

(PER SHARE DATA FOR A SHARE OUTSTANDING)

	Six Months Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	April 30, 2017*	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012
NET ASSET VALUE, beginning of period	$20.36	$20.79	$22.41	$20.16	$15.53	$14.70

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (loss)	(0.05)	(0.01)	0.00	(0.08)	(0.08)	(0.11)
Net gain (loss) on securities both realized and unrealized	1.55	(0.29)	0.65	2.33	4.71	0.94
Total from investment operations	1.50	(0.30)	0.65	2.25	4.63	0.83

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distribution of ordinary income	(0.00)	(0.06)	0.00	0.00	0.00	0.00
Distribution of capital gains	(0.34)	(0.07)	(2.27)	0.00	0.00	0.00
Total Stock Dividend Distributions	(0.34)	(0.13)	(2.27)	0.00	0.00	0.00

NET ASSET VALUE, end of period	$21.52	$20.36	$20.79	$22.41	$20.16	$15.53

NET ASSETS, end of period	$1,880,892	$1,736,541	$1,778,803	$1,774,261	$1,554,267	$1,101,480

*Unaudited

GREATER WESTERN NEW YORK SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

FINANCIAL HIGHLIGHTS

(RATIOS AND SUPPLEMENTAL DATA)

	Six Months Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	April 30, 2017*		October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012
RATIO OF EXPENSES TO AVERAGE
NET ASSETS**	0.67	%***	1.56%	1.54%	1.68%	1.74%	1.97%

RATIO OF NET INVESTMENT INCOME TO
AVERAGE NET ASSETS**	(0.23	)%***	(0.05)%	(0.02)%	(0.38)%	(0.45)%	(0.72)%

PORTFOLIO TURNOVER RATE**	2.07	%***	0.16%	4.34%	13.65%	0.00%	0.05%

TOTAL RETURN	3.78%		(1.45)%	2.85%	11.16%	29.81%	5.65%

*Unaudited

**Per share amounts calculated using the average shares method

*** The ratios presented were calculated using operating data for the six-month period from November 1, 2016 to April 30, 2017.

The accompanying notes are an integral part of these statements

GREATER WESTERN NEW YORK SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

NOTES TO FINANCIAL STATEMENTS APRIL 30, 2017

NOTE A - SCOPE OF BUSINESS

The Greater Western New York Series (the “Series”) is a series within the Bullfinch Fund, Inc. (the “Fund”), which was organized as a Maryland corporation registered under the Investment Company Act of 1940 as an open-ended non-diversified management investment company. The Fund offers two series of common stock. In addition to the Greater Western New York Series, the Fund also offers the Unrestricted Series.

The investment objective of the Series is to seek capital appreciation through the investment in common stock of companies with an important economic presence in the Greater Western New York Region. The Adviser seeks to achieve this objective by using an asset mix consisting primarily of exchange listed securities and over-the-counter common stocks as well as U.S. Government securities maturing within five years.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Series in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States (“GAAP”). The Series follows the investment company accounting and reporting guidance of the Financial Accounting Standard Board Accounting Standard Codification 946, Financial Services – Investment Companies.

Fair Value Measurements – ASC 820-10 establishes a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The standard describes three levels of inputs that may be used to measure fair value:

Level 1: Quoted prices (unadjusted) for identical assets or liabilities in active markets that the entity has the ability to access as of the measurement date.

Level 2: Significant other observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.

Level 3: Significant unobservable inputs that reflect a reporting entity’s own assumptions about the assumptions that market participants would use in pricing an asset or liability.

The following is a description of the valuation methodologies used for assets measured at fair value:

Cash & Equivalents- Cash consists of amounts deposited in money market accounts or treasury bills and is not federally insured. The Series has not experienced any losses on such amounts and believes it is not exposed to any significant credit risk on cash.

Security Valuation - The Series records its investments at fair value and is in compliance with FASB ASC 820-10-50. Securities traded on national securities exchanges or the NASDAQ National Market System are valued daily at the closing prices of the securities on those exchanges and securities traded on over-the-counter markets are valued daily at the closing bid prices. Short-term and money market securities are valued at amortized cost, which approximates market value.

The accompanying notes are an integral part of these statements

ASSETS AT FAIR VALUE AS OF:

4/30/17
LEVEL 1
COMMON STOCKS	$1,580,347
CASH & EQUIVALENTS	$300,197
TOTAL INVESTED ASSETS	$1,880,544

In cases where market prices are unreliable or not readily available, for example, when trading on securities are halted as permitted by the SEC or when there is no trading volume on an Over-the-Counter security held by the Fund, the Fund relies on fair value pricing provided by the Adviser. In performing its fair value pricing, the Adviser acts under the ultimate supervision of, and follows, the policies of the Board of Directors. The Board of Directors retains the right to determine its own fair value price should it have reason to believe the price provided by the Adviser does not reflect fair value. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset value per share.

Series Allocations - Common expenses of the Fund are evenly split between the two series of the Fund unless the Board of Directors approves an alternative allocation of expenses based on management’s estimate.

Income Taxes - It is the policy of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. In addition, the Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

Management has reviewed all open tax years and major tax jurisdictions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed or expected to be taken on a tax return. The tax returns of the Series for the prior three years are open for examination.

Distributions to Shareholders - Distributions to shareholders are recorded on the ex-dividend date. The Series made a distribution of its ordinary income of $5,115 to its shareholders on December 29, 2015 in the form of stock dividends equal to 246.371 shares of stock. The Series made a distribution of its capital gains of $6,100 to its shareholders on December 29, 2015 in the form of stock dividends equal to 293.831 shares of stock. The Series made a distribution of its capital gains of $28,776 to its shareholders on December 29, 2016 in the form of stock dividends equal to 1,336.559 shares of stock.

Other - The Series follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains and losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results can differ from those estimates.

The accompanying notes are an integral part of these statements

Subsequent Events - In accordance with GAAP, the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of these financial statements.

NOTE C – INVESTMENTS

For the six months ended April 30, 2017, the Series purchased $38,503 of common stock. During the same period, the Series sold $154,343 of common stock.

At April 30, 2017, the gross unrealized appreciation for all securities totaled $824,386 and the gross unrealized depreciation for all securities totaled $58,529 or a net unrealized appreciation of $765,857. The aggregate cost of securities for federal income tax purposes at April 30, 2017 was 814,490.

NOTE D – RELATED PARTY TRANSACTIONS

Carosa Stanton Asset Management, LLC serves as investment adviser to the Fund pursuant to an investment adviser agreement which was approved by the Fund’s board of directors. Carosa Stanton Asset Management, LLC is a Registered Investment Adviser under the Investment Advisers Act of 1940. The Investment adviser agreement provides that Carosa Stanton Asset Management, LLC, subject to the supervision and approval of the Fund’s board of directors, is responsible for the day-to-day management of the Fund’s portfolio, which includes selecting investments and handling its business affairs.

As compensation for its services to the Fund, the investment adviser receives monthly compensation at an annual rate of 1.25% on the first $1 million of daily average net assets and 1% on that portion of the daily average net assets in excess of $1 million. These fees are reduced by any sub-transfer agent fees incurred by the Fund.

Carosa Stanton Asset Management, LLC has agreed as part of its contract to forego sufficient investment adviser fees to limit total expenses of the Fund to 2% of the first $10 million in average assets and 1.5% of the next $20 million in average assets.

During the six months ended April 30, 2017, the Fund paid investment adviser fees of $10,493.

As of April 30, 2017, the Fund had $1,734 included in accrued liabilities, as owed to Carosa Stanton Asset Management, LLC.

Certain officers of the Fund are also officers of Carosa Stanton Asset Management.

NOTE E – REMUNERATION OF DIRECTORS

The Directors are paid a fee of $50 per meeting. They may be reimbursed for travel expenses.

NOTE F – COMMITMENTS AND CONTINGENCIES

The Series indemnifies the Fund’s officers and the Board of Directors for certain liabilities that might arise from their performance of their duties to the Series. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on its experience, the Fund expects the risk of loss to be remote.

NOTE G - CAPITAL SHARE TRANSACTIONS

The Fund has authorized 10,000,000 shares of common stock at $0.01 par value per share. These shares are issued under either of the two series of the Fund. Each share has equal dividend, distribution and liquidation rights. Transactions in capital stock of the Series were as follows:

	Shares	Amount

Balance at October 31, 2015	85,564.891	$1,132,925

Shares sold during 2016	2,995.918	$61,728
Shares redeemed during 2016	(3,811.697)	(79,828)
Reinvestment of Distributions, December 29, 2015	540.202	11,215
Balance at October 31, 2016	85,289.314	$1,126,040

Shares sold during six months ended April 30, 2017	1,496.703	$32,331
Shares redeemed during six months ended April 30, 2017	(704.925)	(15,283)
Reinvestment of Distributions, December 29, 2016	1,336.559	28,776
Balance at April 30, 2017	87,417.651	$1,171,864

The accompanying notes are an integral part of these statements

Item 2 - CODE OF ETHICS.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, its principal financial officer, principal accounting officer, controller, as well as any other officers and persons providing similar functions. This code of ethics is included as Exhibit 11(a)(1).

(b)	During the period covered by this report, no amendments were made to the provisions of the code of ethics

(c)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics were granted.

Item 3 - AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors determined that the registrant does not have an Audit Committee member who possesses all of the attributes required to be an “audit committee financial expert” as defined in instruction 2(b) of Item 3 of Form N-CSR. It was the consensus of the board that, although no one individual Audit Committee member meets the technical definition of an audit committee financial expert, the Committee has sufficient expertise collectively among its members to effectively discharge its duties and that the Committee will engage additional expertise if needed.

Item 4 - PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The registrant has engaged its principal accountant to perform audit services. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant. Since the accounting fees were approved by the Board of Directors in total, the principal accountant has provided an estimate of the split between audit and preparation of the tax filings.

	10/31/2016	10/31/2015

Audit Fees	$10,000	$13,125

Audit-Related Fees	$0	$0
Tax Fees	$2,000	$1,245
All Other Fees	$0	$0

The Audit Committee of the registrant’s Board of Directors recommends a principal accountant to perform audit services for the registrant. Each year, the registrant’s Board of Directors vote to approve or disapprove the principal accountant recommended by the Audit Committee for the following year’s accounting work.

Item 5 - AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end investment companies.

Item 6 - INVESTMENTS

Item 6(a) -The list of investments is included in the shareholder report.

Item 6(b) -Not applicable.

Item 7 - DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

Item 8 - PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

Item 9 - PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11. CONTROLS AND PROCEDURES.

Item 11(a) -	The registrant’s principal executive and principal financial officer has determined that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on the evaluation of these controls and procedures are effective as of a date within 90 days prior to the filing date of this report.

Item 11(b) -	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 - EXHIBITS.

(a)(1)	Code of Ethics - (incorporated by reference to Bullfinch Fund, Inc.; 333-26321; 811-08191; Form N-1A filed on October 30, 2003 with Accession Number 0001038199-02-000005).

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 are attached hereto.

(b)	Certifications pursuant to Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Bullfinch Fund, Inc.

By:	/s/ Christopher Carosa
Christopher Carosa,
President of Bullfinch Fund, Inc.

Date: June 26, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Christopher Carosa
Christopher Carosa,
President of Bullfinch Fund, Inc.

Date: June 26, 2017